Premises and Equipment - Schedule of Major Classifications of Premises and Equipment (Detail) - USD ($) $ in Thousands	Jun. 30, 2019	Dec. 31, 2018	Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Land and improvements		$ 6,555	$ 6,123
Buildings and improvements		20,736	15,967
Leasehold improvements		678	658
Furniture, equipment, and vehicle		4,951	4,099
Total		32,920	26,847
Accumulated depreciation		(6,093)	(5,038)
Premises and equipment, net	$ 28,972	$ 26,827	$ 21,809